UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2004

                      FIRST ROBINSON FINANCIAL CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                  0-29276                 36-4145294
     (State or other jurisdiction   (Commission File No.)       (IRS Employer
            of incorporation)                                Identification No.)

          501 East Main Street                                       62454
           Robinson, Illinois
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (618) 544-8621

Item 4. Changes in Registrant's Certifying Accountant.

      On March 25, 2004, First Robinson Financial Corporation (the "Company") dismissed Larsson, Woodyard & Henson, LLP ("Larsson") as the Company's independent auditors at the recommendation of the Company's Audit Committee.

      During the fiscal years ending March 31, 2002 and March 31, 2003, and for the interim period through the date the relationship ended, there were no disagreements with Larsson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Larsson's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

      The audit reports of Larsson on the Company's consolidated financial statements as of and for the fiscal years ending March 31, 2002 and March 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal years ended March 31, 2002 and March 31, 2003 and for the interim period through the date the relationship ended, Larsson did not advise the Company of any reportable events under Item 304(a)(1)(v) of Regulation S-K.

      The Company has provided Larsson with a copy of the foregoing disclosures. Attached is a copy of the letter from Larsson to the Securities and Exchange Commission, dated March 26, 2004 stating that it agrees with such statements.

      On March 26, 2004, the Company engaged BKD, LLP as the Company's new independent auditors. The ratification of the appointment of BKD, LLP for fiscal year 2004 will be considered by the Company's stockholders at the 2004 Annual Meeting anticipated to be held in July, 2004.

      During the fiscal years ending March 31, 2002 and March 31, 2003, and for the interim period up to and including March 26, 2004, neither the Company nor anyone acting on the Company's behalf consulted BKD, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided by BKD, LLP to the Company that BKD, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a "disagreement", as that term is described in Item 304(a)(I)(iv) of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K, or a "reportable event", as the term is describe in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 16.1 Letter from Larsson, Woodyard & Henson, LLP to the Securities and Exchange Commission, dated March 26, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST ROBINSON FINANCIAL CORPORATION


                                    By: /s/ Rick L. Catt
                                        ----------------------------------------
                                    Name:  Rick L. Catt
                                    Title: President and Chief Executive Officer

Date: March 26, 2004